Intangible Assets - Estimated Amortization Expense (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Goodwill and Intangible Assets Disclosure [Abstract]
2015	$ 371
2016	371
2017	371
2018	371
2019	371
Thereafter	2,357
Total	$ 4,212	$ 2,577